Exhibit 10.3

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS OR SUCH SECURITIES ARE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAW AND THE COMPANY IS PROVIDED WITH AN OPINION OF SECURITIES COUNSEL IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH EXEMPTIONS ARE AVAILABLE.

NEITHER THIS WARRANT AGREEMENT NOR THE WARRANTS GRANTED BY THIS WARRANT AGREEMENT ARE ASSIGNABLE OR TRANSFERRABLE WITHOUT THE EXPRESS WRITTEN CONSENT OF UTEK CORPORATION, EXCEPT AS PROVIDED BELOW.

WARRANT AGREEMENT

No.	as of October 22, 2009

To Purchase 437,500 Shares of Common Stock of

UTEK CORPORATION

Number of Shares; Exercise Price; Exercise Time. UTEK Corporation, a Delaware corporation (the “Company”), certifies that Gators Lender, LLC, a Florida limited liability company (“Holder”) is entitled, on the terms and subject to the conditions and adjustments set forth in this Warrant Agreement (the “Warrant”), to acquire from the Company, in whole or in part, from time to time, up to Four Hundred Thirty-Seven Thousand Five Hundred (437,500) fully paid and nonassessable shares (the “Shares”) of common stock of the Company, par value $0.01 per share (the “Common Stock”), at a purchase price equal to the Exercise Price, determined as provided herein, provided, however, that such purchase rights must be exercised if at all by 5:00 p.m. Tampa, Florida time on the fifth anniversary of the date hereof (the “Expiration Time”). The Exercise Price shall be equal to 105% of the volume weighted average closing price of the Common Stock for the five consecutive trading days immediately preceding the date of the delivery by the Holder to the Company of the Notice of Determination of the Exercise Price, in the form attached hereto, which Notice must be delivered, if at all, prior to the 90th day after the date hereof. In the event that such Notice is not delivered prior to the 90th day after the date hereof, then the Exercise Price shall be equal to 105% of the volume weighted average closing price of the Common Stock for the five consecutive trading days immediately preceding the date of this Warrant. The number of Shares to which this Warrant relates, type of security and Exercise Price are subject to adjustment as provided herein, and all references to “Common Stock” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments. This Warrant is issued pursuant to the Note and Warrant Purchase Agreement dated the same date as this Warrant, between the Company and Holder.

1.	Exercise of Warrant.

a. Generally. The purchase rights represented by this Warrant are exercisable by Holder, in whole or in part, at any time, or from time to time, prior to the Expiration Time, by the surrender of this Warrant and the Notice of Exercise attached hereto, all duly completed and executed on behalf of Holder, at the office of the Company at the address stated in Section 13 hereof or such other office or agency of the Company as it may designate by notice in writing to Holder at the address of Holder appearing on the books of the Company (the “Office”), and upon payment of the Exercise Price for the Shares thereby purchased in cash, by certified or cashier’s check payable to the order of the Company or by wire transfer to the Company in an amount equal to the Exercise Price for the Shares thereby purchased. Thereupon, Holder as holder of this Warrant shall be entitled to receive from the Company a stock certificate in proper form representing the number of Shares so purchased, and a new Warrant in substantially identical form and dated as of the date of such exercise for the purchase of that number of Shares equal to the number of Shares subject hereto less the number of Shares as to which this Warrant is so exercised.

b. Net Issue Election. In lieu of paying all or a portion of the Exercise Price in cash, Holder may elect to receive, without the payment by Holder of any additional consideration, Shares equal to the value of this Warrant or any portion hereof, as determined below, by the surrender of this Warrant or such portion to the Company, with the Notice of Exercise duly completed and executed by Holder, at the principal office of the Company. Thereupon, the Company shall issue to such Holder such number of fully paid and nonassessable Shares as is computed using the following formula:

X	=	Y (A - B)
A

where:

X =	the number of shares to be issued to Holder pursuant to this Section.

Y =	the number of Shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section.

A =	the Fair Market Value (as defined below) of one Share at the time the net issue election is made pursuant to this Section.

B =	the Exercise Price under this Warrant at the time the net issue election is made pursuant to this Section, based on the election made by Holder.

As used in this Warrant, the term “Fair Market Value” means:

i. if the exercise is in connection with a Change of Control, the fair market value per share of Subject Securities shall be deemed to be the value of the consideration per share of Subject Securities to be received by the holders of such Subject Securities pursuant to, or in connection with, such transaction;

ii. if this Warrant is not exercised in connection with a Change of Control, and if the Company’s Common Stock is traded on a national securities exchange or actively traded over-the-counter:

1.	if the Company’s Common Stock is traded on a national securities exchange, the fair market value shall be deemed to be the volume weighted average closing price of the Common Stock for the five consecutive trading days immediately preceding the date of exercise of this Warrant; or

2.	if the Company’s Common Stock is actively traded over-the-counter, the fair market value shall be deemed to be the volume weighted average closing price of the Common Stock for the five consecutive trading days immediately preceding the date of exercise of this Warrant; or

3.	if neither (1) nor (2) is applicable, the fair market value shall be the highest price per share which the Company could obtain on the date of calculation from a willing buyer in an arms’ length transaction for the Shares sold by the Company from authorized but unissued shares, as agreed by the Company and Holder.

As used in this Warrant, the term “Change of Control” means (i) any merger with or into, acquisition of, consolidation with, or other similar transaction involving the Company; provided, however, that any such transaction in which the shareholders of the Company existing immediately before such transaction own more than fifty percent (50%) of total voting power of the resulting entity’s then outstanding securities after giving effect to such transaction, shall not constitute a Change of Control; (ii) the sale, transfer, lease, license or other disposition of all or substantially all of the assets of the Company; (iii) any transaction or series of related transactions pursuant to which any Person or “group” (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the total voting power of the Company’s then outstanding securities; or (iv) a liquidation, dissolution or winding up of the Company.

2. Issuance of Shares. Certificates for Shares purchased hereunder shall be delivered to Holder within a reasonable time after the date on which this Warrant shall have been exercised in accordance with the terms hereof. The Company represents and warrants that all Shares that may be issued upon the exercise of this Warrant have been duly and validly authorized by all requisite corporate action of the Company and when issued in accordance with this Warrant, will be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon Holder as holder of the Warrant or taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that the Shares so issued shall be and shall for all purposes be deemed to have been issued to Holder as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been exercised in accordance with the terms hereof. The Company shall take all such action as may be necessary to assure that the Shares may be so issued without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Shares of the Company may be listed.

3. No Rights as Shareholder. This Warrant does not entitle Holder as a holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.

4. Charges, Taxes and Expenses. Certificates for Shares issued upon exercise of this Warrant shall be issued in the name of Holder as holder of this Warrant. Issuance of certificates for Shares upon the exercise of this Warrant shall be made without charge to Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

5. Exchange and Registry of Warrant. This Warrant is exchangeable, upon the surrender hereof by Holder as the registered holder at the Office of the Company, for a new Warrant in substantially identical form and dated as of such exchange. The Company shall maintain at the Office a registry showing the name and address of Holder as the registered holder of this Warrant. This Warrant may be surrendered for exchange or exercise, in accordance with its terms, at the Office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

6. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation and reissuance, in lieu of this Warrant.

7. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.

8. Adjustments and Termination of Rights. The purchase price per Share and the number of Shares purchasable hereunder are subject to adjustment from time to time as follows:

a. Reclassification, Recapitalization, etc. If the Company at any time shall, by reclassification of securities, recapitalization, automatic conversion, or other similar event affecting the number or character of outstanding shares of Common Stock, or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change.

b. Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, the Exercise Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

c. Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in shares of Common Stock, or make any other distribution with respect to Common Stock of shares of Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of the shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

d. Adjustment of Number of Shares. Upon each adjustment in the Exercise Price pursuant to Section 9(b) or 9(c) hereof, the number of Shares purchasable hereunder shall be adjusted to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction (i) the numerator of which shall be the Exercise Price immediately prior to such adjustment, and (ii) the denominator of which shall be the Exercise Price immediately after such adjustment.

e. Adjustment on Subsequent Issuance at Lower Price. If after the date of this Warrant the Company at any time or from time to time issues (i) additional shares of capital stock at a price per share that is less than the then applicable Exercise Price (other than Common Stock issued upon the exercise of options outstanding on the date hereof), (ii) options to purchase or rights to subscribe for capital stock at a price per share that is less than the then applicable Exercise Price, (iii) securities that by their terms are convertible into or exchangeable for capital stock (including, without limitation, warrants to purchase capital stock, except for warrants to underwriters in connection with a capital-raising transaction on behalf of the Company) at a price per share that is less than the then applicable Exercise Price or (iv) options to purchase or rights to subscribe for such convertible or exchangeable securities at a price per share that is less than the then applicable Exercise Price, the Exercise Price will immediately be reduced to the lowest per share price applicable with respect to any such issuance of securities. Such adjustment will be made successively whenever the Company makes any such issuance. In the event of an adjustment pursuant to this subsection, appropriate adjustments shall also be made to the number of Shares subject to the Warrant so that the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) remains the same.

Such adjustment will be made successively whenever the Company makes any such issuance. In the event of an adjustment pursuant to this subsection, appropriate adjustments shall also be made to the number of Shares subject to the Warrant so that the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) remains the same.

f. Other Action Affecting Shares. In case the Company shall take any action affecting the outstanding number of Shares other than an action described in any of the above Sections 9(a)-(e) which would have an inequitable effect on Holder, the Exercise Price shall be adjusted in such manner and at such time as the Company’s Board of Directors determines in good faith to be equitable in the circumstances.

9. Notice of Adjustments, Notices. If the Exercise Price or number or type of securities issuable hereunder shall be adjusted pursuant to Section 9 hereof, the Company shall issue and provide to Holder as holder of this Warrant a certificate signed by an officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of Shares purchasable hereunder after giving effect to such adjustment.

10. Governing Law; Remedies. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of Florida and for all purposes shall be construed in accordance with and governed by the laws of said state, without giving effect to the conflict of laws principles. The Company stipulates that the remedies at law of Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise, without the necessity of proving damages or posting any bond in connection therewith.

11. Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and Holder as holder hereof.

12. Notice. All notices hereunder shall be in writing and shall be effective (a) on the day on which delivered if delivered personally or transmitted by telex or telegram or telecopier with evidence of receipt, (b) one business day after the date on which the same is delivered to a nationally recognized overnight courier service with evidence of receipt or (c) five business days after the date on which the same is deposited, postage prepaid, in the U.S. mail, sent by certified or registered mail, return receipt requested, and addressed to the party to be notified at the address indicated below for the Company, or at the address for Holder set forth in the registry maintained by the Company pursuant to Section 6 or at such other address and/or telecopy or telex number and/or to the attention of such other person as the Company or Holder may designate by ten-day advance written notice.

Notice Address for the Company:

UTEK Corporation

2109 Palm Avenue

Tampa, FL 33605

Attention: President

13. Assignment. This Warrant may not be assigned by Holder without the prior written consent of the Company, which consent may be withheld in the sole discretion of the Company for any reason or no reason, except that this Warrant may be transferred to members of the Holder and by members of the Holder for estate planning purposes. Without limitation of the foregoing, in connection with any proposed transfer, Holder shall be obliged to provide the Company with evidence satisfactory to the Company, including an opinion of counsel satisfactory to the Company, that the proposed transfer and the exercise hereof by the proposed transferee will be exempt from the registration requirements under the Securities Act of 1933 and applicable state securities law.

14. Entire Agreement. This Warrant and the forms attached hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

15. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but it will at all times in good faith assist in the carrying out of all of the provisions of this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

[SIGNATURE PAGE TO WARRANT AGREEMENT]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

Dated: as of October 22, 2009

UTEK CORPORATION

By:	/s/ Doug Schaedler
	Name:	Doug Schaedler
	Title:	President

NOTICE OF DETERMINATION OF THE EXERCISE PRICE

To:	UTEK CORPORATION

The undersigned hereby elects to have the Exercise Price for the purchase of shares of Common Stock, par value $0.01 per share (the “Common Stock”), of UTEK Corporation (the “Company”), pursuant to the terms of the attached Warrant, set based upon the volume weighted average closing price of the Common Stock for the five consecutive trading days immediately preceding the date of the delivery by the undersigned to the Company of this Notice of Determination of the Exercise Price, as such date shall be evidenced by a receipt issued by the Company, in the event of a hand delivery, or a delivery receipt issued by the U.S. Post Office or courier service.

[Name]

[Date]	[Signature]

NOTICE OF EXERCISE

To:	UTEK CORPORATION

1. The undersigned hereby elects to purchase                                          shares (the “Shares”) of Common Stock, par value $0.01 per share, of UTEK Corporation (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price and any transfer taxes payable pursuant to the terms of the Warrant.

2. The Shares to be received by the undersigned upon exercise of the Warrant are being acquired for the undersigned’s own account and not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same, except in compliance with applicable federal and state securities laws. The undersigned further represents that the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Shares. The undersigned has received all the information considered by the undersigned to be necessary or appropriate for deciding whether to purchase the Shares.

3. The undersigned understands that the Shares are characterized as “restricted securities” under federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933 (the “Act”), only in certain limited circumstances. In this connection, the undersigned represents that the undersigned is familiar with Rule 144 of the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

4. The undersigned understands the certificates evidencing the Shares may bear one or all of the following legends:

(a)	THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE FLORIDA SECURITIES ACT, OR ANY OTHER SIMILAR SECURITIES STATUTE. THIS CERTIFICATE MAY ONLY BE TRANSFERRED UPON REGISTRATION OF THE SHARES UNDER THE FOREGOING STATUTES AND APPLICABLE REGULATIONS ADOPTED THEREUNDER OR UPON THE DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

(b)	Any legend required by applicable state law.

5. Please issue a certificate or certificates representing said Shares in the name of the undersigned and issue a new Warrant for the portion of the attached Warrant that is not being exercised.

[Name]

[Date]	[Signature]

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